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                                                                Exhibit 23.1

              Consent of Independent Certified Public Accountants
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We consent to the incorporation by reference in the Registration Statement (Form
S-8 No. 333-53602) pertaining to the Health Management Associates, Inc. Retirement Savings Plan of our report dated May 11, 2001, with respect to the financial statements and schedules of the Health Management Associates, Inc. Retirement Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2000.


                                                           /s/ ERNST & YOUNG LLP

Tampa, Florida
June 19, 2001

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